VIEMED TO CENTRALIZE MARKET FOR COMMON SHARES ON NASDAQ
THROUGH VOLUNTARY DELISTING FROM TSX

Lafayette, Louisiana (December 7, 2023) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (NASDAQ:VMD and TSX:VMD.TO), a national leader in respiratory care and technology-enabled home medical equipment services, announced that it has applied and received approval from the Toronto Stock Exchange (“TSX”) for the voluntary delisting of its common shares (each a “Common Share”) from the TSX. The delisting from TSX will not affect the Company's listing on the NASDAQ Capital Market ("NASDAQ").

“The Company is taking strategic action to enhance market efficiency and optimize our administrative processes by consolidating trading volumes on NASDAQ, as the majority of both outstanding shares and trading volume is currently concentrated in the United States. The delisting from TSX will create a singular focal point and central marketplace for the Company’s common shares, contributing to increased long-term liquidity on NASDAQ and increased shareholder value.” said Viemed Chief Operating Officer, Todd Zehnder.

The Common Shares will be delisted from TSX effective as of close of markets on December 21, 2023. In accordance with the TSX Company Manual, TSX does not require shareholder approval of the voluntary delisting of the Common Shares from TSX, as an acceptable alternative market will exist for the Common Shares on the date of delisting. The Common Shares will continue to trade on NASDAQ under the symbol “VMD".

Following delisting from TSX, Viemed's shareholders can trade their Common Shares through their brokers on NASDAQ. As most brokers in Canada, including many discount and online brokers, have the ability to buy and sell securities listed on NASDAQ, Viemed’s NASDAQ listing will continue to provide shareholders with the same accessibility to trade the Common Shares. Shareholders holding their shares in Canadian brokerage accounts should contact their brokers to confirm how to trade Viemed’s shares on NASDAQ.

ABOUT VIEMED HEALTHCARE, INC.

Viemed is a provider of in-home medical equipment and post-acute respiratory healthcare services in the United States. Viemed’s service offerings are focused on effective in-home treatment with clinical practitioners providing therapy and counseling to patients in their homes using cutting-edge technology. Visit our website at www.viemed.com.

For further information, please contact:

Glen Akselrod
Bristol Capital
905-326-1888
glen@bristolir.com

Todd Zehnder
Chief Operating Officer
Viemed Healthcare, Inc.
337-504-3802
investorinfo@viemed.com

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology, all statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the anticipated results of delisting and consolidated trading on Nasdaq. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the Company operates; the impact of the COVID-19 pandemic and the actions taken by governmental authorities, individuals and companies in response to the pandemic on our business, financial condition and results of operations, including on the Company's patient base, revenues, employees, and equipment and supplies; significant capital requirements and operating risks that the Company may be subject to; the ability of the Company to implement business strategies and pursue business opportunities; volatility in the market price of the Company's common shares; the Company’s novel business model; the state of the capital markets; the availability of funds and resources to pursue operations; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers; granting of permits and licenses in a highly regulated business; competition; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, such as the COVID-19 pandemic, and claims resulting from such events or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.